SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 23, 2003
Date of Report (Date of earliest event reported)

Monaco Coach Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14725	35-1880244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

91320 Industrial Way Coburg, Oregon 97408
(Address of Principal Executive Offices) (Zip Code)

(541) 686-8011
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.            Financial Statements and Exhibits

(c)  Exhibits

99.1                                     Press release dated April 23, 2003 announcing the Registrant’s results for the fiscal quarter ended March 29, 2003.

Item 9.            Regulation FD Disclosure

Information Provided Under Item 12 of Form 8-K

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”

On April 23, 2003, Monaco Coach Corporation issued a press release reporting its results for the fiscal quarter ended March 29, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MONACO COACH CORPORATION
(Registrant)

Dated: April 23, 2003	By:	/s/ P. Martin Daley
P. Martin Daley
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

99.1                                              Press release dated April 23, 2003 announcing the Registrant’s results for the fiscal quarter ended March 29, 2003.